Document And Entity Information	12 Months Ended
Jan. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	DESCARTES SYSTEMS GROUP INC
Document Type	40-F
Current Fiscal Year End Date	--01-31
Entity Common Stock, Shares Outstanding	62,432,727
Amendment Flag	false
Entity Central Index Key	0001050140
Entity Current Reporting Status	Yes
Document Period End Date	Jan 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
CURRENT ASSETS
Cash and cash equivalents (Note 4)	$ 65,547	$ 69,644
Accounts receivable (net)
Trade (Note 5)	17,154	14,417
Other	5,324	3,967
Prepaid expenses and other	2,814	1,968
Inventory (Note 6)	413
Deferred income taxes (Note 17)	12,420	11,654
	103,672	101,650
CAPITAL ASSETS (Note 8)	9,287	7,309
GOODWILL (Note 9)	68,005	56,742
INTANGIBLE ASSETS (Note 10)	46,681	40,703
DEFERRED INCOME TAXES (Note 17)	31,279	34,865
	258,924	241,269
CURRENT LIABILITIES
Accounts payable	5,250	4,992
Accrued liabilities (Note 11)	12,247	11,342
Income taxes payable (Note 17)	1,318	471
Deferred revenue	6,636	6,310
Other liabilities	70	67
	25,521	23,182
DEFERRED REVENUE	1,718	1,665
INCOME TAX LIABILITY (Note 17)	3,277	2,468
DEFERRED INCOME TAXES (Note 17)	9,754	8,267
OTHER LIABILITIES	98	172
	40,368	35,754
COMMITMENTS, CONTINGENCIES AND GUARANTEES (Note 12)
SHAREHOLDERS’ EQUITY
Common shares – unlimited shares authorized; Shares issued and outstanding totaled 62,432,727 at January 31, 2012 (January 31, 2011 – 61,741,702) (Note 13)	90,924	88,148
Additional paid-in capital	452,424	452,300
Accumulated other comprehensive (loss) income	(63)	1,822
Accumulated deficit	(324,729)	(336,755)
	218,556	205,515
	$ 258,924	$ 241,269

Consolidated Balance Sheets (Parentheticals)	Jan. 31, 2012	Jan. 31, 2011
Common shares, shares authorized
Common shares, shares issued	62,432,727	61,741,702
Common shares, shares outstanding	62,432,727	61,741,702

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
REVENUES	$ 113,990	$ 99,175	$ 73,768
COST OF REVENUES	38,313	33,875	22,983
GROSS MARGIN	75,677	65,300	50,785
EXPENSES
Sales and marketing	13,009	11,492	10,695
Research and development	19,044	16,971	14,435
General and administrative	14,272	13,633	10,728
Other charges (Note 18)	2,131	3,995	1,615
Amortization of intangible assets	11,996	11,471	6,929
	60,452	57,562	44,402
INCOME FROM OPERATIONS	15,225	7,738	6,383
INTEREST EXPENSE	(9)	(14)
INVESTMENT INCOME	174	209	342
INCOME BEFORE INCOME TAXES	15,390	7,933	6,725
INCOME TAX EXPENSE (RECOVERY) (Note 17)
Current	1,438	277	855
Deferred	1,926	(3,883)	(8,480)
	3,364	(3,606)	(7,625)
NET INCOME	$ 12,026	$ 11,539	$ 14,350
EARNINGS PER SHARE (Note 14)
Basic (in Dollars per share)	$ 0.19	$ 0.19	$ 0.26
Diluted (in Dollars per share)	$ 0.19	$ 0.18	$ 0.25
WEIGHTED AVERAGE SHARES OUTSTANDING (thousands)
Basic (in Shares)	62,218	61,523	55,389
Diluted (in Shares)	63,400	62,888	56,437

Consolidated Statements of Shareholders' Equity and Comprehensive Income (USD $) In Thousands, unless otherwise specified	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Comprehensive Income [Member]	Total
Balance at Jan. 31, 2009	$ 44,986	$ 449,462	$ 363	$ (362,644)
Shares issued:
Stock options exercised	3,874
Issue of common shares net of issuance costs	37,749
Unearned compensation related to issuance of stock options		38
Stock-based compensation expense (Note 15)		3,371
Stock options exercised		(1,335)
Stock option income tax benefits		55
Foreign currency translation adjustment			(2,397)		(2,397)
Net income				14,350	14,350	14,350
Total other comprehensive (loss) income					(2,397)
Comprehensive income					11,953
Total Shareholders’ Equity	86,609	451,591	(2,034)	(348,294)		187,872
Balance at Jan. 31, 2010	86,609	451,591	(2,034)	(348,294)		187,872
Shares issued:
Stock options exercised	1,539
Unearned compensation related to issuance of stock options		8
Stock-based compensation expense (Note 15)		1,076
Stock options exercised		(404)
Purchase of non-controlling interest (Note 3)		29
Foreign currency translation adjustment			3,856		3,856
Net income				11,539	11,539	11,539
Total other comprehensive (loss) income					3,856
Comprehensive income					15,395
Total Shareholders’ Equity	88,148	452,300	1,822	(336,755)		205,515
Balance at Jan. 31, 2011	88,148	452,300	1,822	(336,755)		205,515
Shares issued:
Stock options exercised	2,776
Unearned compensation related to issuance of stock options		11
Stock-based compensation expense (Note 15)		1,213
Stock options exercised		(1,001)
Stock option income tax benefits		(99)
Foreign currency translation adjustment			(1,885)		(1,885)
Net income				12,026	12,026	12,026
Total other comprehensive (loss) income					(1,885)
Comprehensive income					10,141
Total Shareholders’ Equity	90,924	452,424	(63)	(324,729)		218,556
Balance at Jan. 31, 2012	$ 90,924	$ 452,424	$ (63)	$ (324,729)		$ 218,556

Consolidated Statements of Shareholders' Equity and Comprehensive Income (Parentheticals) (Comprehensive Income [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011
Comprehensive Income [Member]
Foreign currency translation adjustment, income tax recovery	$ 350	$ 534

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
OPERATING ACTIVITIES
Net income	$ 12,026	$ 11,539	$ 14,350
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	2,462	2,420	1,870
Amortization of intangible assets	11,996	11,471	6,929
Write-off of redundant assets (Note 8)		417
Amortization of deferred compensation	11	8	38
Stock-based compensation expense	1,213	1,076	3,371
Gain on sale of investment in affiliate (Note 7)		(20)
Loss from investment in affiliate (Note 7)		19
Deferred income taxes	1,926	(3,883)	(8,480)
Deferred tax charge	196	196	197
Accounts receivable
Trade	(460)	2,748	788
Other	(822)	106	219
Prepaid expenses and other	(619)	51	364
Inventory	75
Accounts payable	(1,065)	(275)	478
Accrued liabilities	(1,682)	(3,088)	(3,253)
Income taxes payable	99	(1,733)	1,665
Deferred revenue	(1,430)	(1,163)	(2,001)
Cash provided by operating activities	23,926	19,889	16,535
INVESTING ACTIVITIES
Maturities of short-term investments		5,071	40,501
Purchase of short-term investments			(35,362)
Additions to capital assets	(4,734)	(1,656)	(1,626)
Proceeds from the sale of investment in affiliate (Note 7)		487
Acquisition of subsidiaries, net of cash acquired and bank indebtedness assumed	(21,281)	(44,989)	(14,964)
Acquisition-related costs			(58)
Cash used in investing activities	(26,015)	(41,087)	(11,509)
FINANCING ACTIVITIES
Issuance of common shares for cash, net of issue costs	1,775	1,133	40,293
Repayment of other liabilities	(4,342)	(358)
Cash (used in) provided by financing activities	(2,567)	775	40,293
Effect of foreign exchange rate changes on cash and cash equivalents	559	513	(3,187)
(Decrease) increase in cash and cash equivalents	(4,097)	(19,910)	42,132
Cash and cash equivalents, beginning of year	69,644	89,554	47,422
Cash and cash equivalents, end of year	65,547	69,644	89,554
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	9	21
Cash paid during the year for income taxes	$ 727	$ 1,319	$ 709

Note 1 - Description of the Business	12 Months Ended
Jan. 31, 2012
Business Description [Text Block]
Note 1 - Description of the Business

The Descartes Systems Group Inc. (“Descartes”, “Company”, “our” or “we”) is a global provider of federated network and global logistics technology solutions that help our customers make and receive shipments and manage related resources. Our network-based solutions, which primarily consist of services and software, connect people to their trading partners and enable business document exchange (bookings, bills of lading, status messages); regulatory compliance and customs filing; route and resource planning, execution and monitoring; inventory and asset visibility; rate and transportation management; and warehouse operations.

Note 2 - Significant Accounting Policies	12 Months Ended
Jan. 31, 2012
Significant Accounting Policies [Text Block]
Note 2 - Significant Accounting Policies

Basis of presentation

We prepare our consolidated financial statements in US dollars and in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Our fiscal year commences on February 1st of each year and ends on January 31st of the following year. Our fiscal year, which ended January 31, 2012, is referred to as the “current fiscal year,” “fiscal 2012,” “2012” or using similar words. Our fiscal year, which ended January 31, 2011, is referred to as the “previous fiscal year,” “fiscal 2011,” “2011” or using similar words. Other fiscal years are referenced by the applicable year during which the fiscal year ends. For example, “2013” refers to the annual period ending January 31, 2013 and the “fourth quarter of 2013” refers to the quarter ending January 31, 2013.

Change of Forfeiture Rate Estimate

Descartes accounts for stock-based compensation in accordance with the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation - Stock Compensation” (“ASC Topic 718”). ASC Topic 718 requires us to estimate a forfeiture rate for option grants designed to facilitate the expensing of that portion of the fair value of stock options grants that we ultimately expect to vest.

In 2010, we reviewed our forfeiture rate assumptions. We considered various factors, including evidence of the decline in the attrition rate of employees, executive officers, and directors who had been granted stock options and evidence that, with recent increases in the price of our common shares, our outstanding unvested stock options were on average significantly more ‘in-the-money’. After considering these various factors, we determined to change our forfeiture rate estimates and stock-based compensation accounting as follows:

•	A 0% forfeiture rate estimate for grants of stock options to executive officers and directors; and

•	A 10% annualized forfeiture rate estimate for other grants of stock options.

We also determined to perform a quarterly reconciliation of actual forfeiture experience to the estimated forfeiture experience.

We followed the guidance in ASC Topic 250 “Accounting Changes and Error Corrections” (“ASC Topic 250”) and accounted for this change of estimate and the corresponding reconciliation to actual forfeitures in 2010. As a result of the above changes, we expensed $1.8 million in additional stock-based compensation in 2010.

Correction of Immaterial Error

In connection with our review of our forfeiture estimates in 2010, and in light of actual forfeiture experience that varied from the original forfeiture estimate used, we determined that there was insufficient evidence to support the forfeiture estimate used beginning November 1, 2007 in fiscal 2008 and fiscal 2009. We determined that the difference between the original forfeiture estimate used and the actual forfeiture experience should be accounted for as an error. As stock-based compensation expense is a non-cash item, this error did not impact net cash provided by operations in any period.

This error resulted in the understatement of stock-based compensation expense, with a corresponding understatement of additional paid in capital, as follows (in millions of dollars):

Years Ended January 31,
2008	0.6
2009	0.5
1.1

We considered the guidance in ASC Topic 250, in assessing the materiality of the error. In accordance with ASC Topic 250 and other GAAP guidance, we considered the total mix of information applicable to the error, including an evaluation from quantitative and qualitative perspectives. We concluded that the correction of this non-cash error is not material to the previously issued historical consolidated financial statements as well as the fiscal 2010 consolidated financial statements. Accordingly, we corrected the error in 2010 by expensing $1.1 million of additional stock-based compensation expense.

Basis of consolidation

The consolidated financial statements include the financial statements of Descartes and our wholly-owned subsidiaries. We do not have any variable interests in variable interest entities. All intercompany accounts and transactions have been eliminated during consolidation.

Financial instruments

Fair value of financial instruments

Financial instruments are comprised of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. The estimated fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are approximate to book values because of their short-term maturities.

Foreign exchange risk

We are exposed to foreign exchange risk because a higher proportion of our revenues are denominated in US dollars relative to expenditures. Accordingly, our results are affected, and may be affected in the future, by exchange rate fluctuations of the US dollar relative to the Canadian dollar, euro and various other foreign currencies.

Interest rate risk

We are exposed to reductions in interest rates, which could adversely impact expected returns from our investment of corporate funds in interest bearing bank accounts.

Credit risk

We are exposed to credit risk through our invested cash, cash equivalents and accounts receivable. We hold our cash and cash equivalents with reputable financial institutions. The lack of concentration of accounts receivable from a single customer and the dispersion of customers among industries and geographical locations mitigate this risk.

We do not use any type of speculative financial instruments, including but not limited to foreign exchange contracts, futures, swaps and option agreements, to manage our foreign exchange or interest rate risks. In addition, we do not hold or issue financial instruments for trading purposes.

Foreign currency translation

We conduct business in a variety of foreign currencies and, as a result, all of our foreign operations are subject to foreign exchange fluctuations. All operations operate in their local currency environment and use their local currency as their functional currency. The functional currency of the parent company is Canadian dollars. Assets and liabilities of foreign operations are translated into US dollars at the exchange rate in effect at the balance sheet date. Revenues and expenses of foreign operations are translated using monthly average exchange rates. Translation adjustments resulting from this process are accumulated in other comprehensive income (loss) as a separate component of shareholders’ equity.

Transactions incurred in currencies other than the functional currency are converted to the functional currency at the transaction date. All foreign currency transaction gains and losses are included in net income. For the year ended January 31, 2012, foreign currency transaction losses of nil were included in net income (January 31, 2011 - $0.3 million; January 31, 2010 - $0.1 million).

Use of estimates

Preparing financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts that are reported in the consolidated financial statements and accompanying note disclosures. Although these estimates and assumptions are based on management’s best knowledge of current events, actual results may be different from the estimates. Estimates and assumptions are used when accounting for items such as allowance for doubtful accounts, allocations of the purchase price and the fair value of net assets acquired in business combination transactions, depreciation of capital assets, amortization of intangible assets, assumptions embodied in the valuation of assets for impairment assessment, stock-based compensation, restructuring costs, valuation allowances against deferred tax assets, tax positions and recognition of contingencies.

Cash and cash equivalents

Cash and cash equivalents include short-term deposits with original maturities of three months or less.

Allowance for doubtful accounts

We maintain an allowance for doubtful accounts for estimated losses resulting from customers who do not make their required payments. Specifically, we consider the age of the receivables, historical write-offs, the creditworthiness of the customer, and current economic trends among other factors. Accounts receivable are written off, and the associated allowance is eliminated, if it is determined that the specific balance is no longer collectible.

Inventory

Inventory consists of finished goods inventory stated at the lower of cost and net realizable value. Cost is determined on a first-in-first-out basis.

Impairment of long-lived assets

We account for the impairment and disposition of long-lived assets in accordance with ASC Section 360-10-35 “Property, Plant, and Equipment: Overall: Subsequent Measurement” (“ASC Section 360-10-35”). We test long-lived assets, such as capital assets and finite life intangible assets, for recoverability when events or changes in circumstances indicate that there may be an impairment. An impairment loss is recognized when the estimate of undiscounted future cash flows generated by such assets is less than the carrying amount. Measurement of the impairment loss is based on the present value of the expected future cash flows.

Goodwill and intangible assets

We account for goodwill in accordance with ASC Topic 350, “Intangibles – Goodwill and Other” (“ASC Topic 350”). When we acquire a business, we determine the fair value of the net tangible and intangible (other than goodwill) assets acquired and compare the total amount to the amount that we paid for the assets. Any excess of the amount paid over the fair value of those net assets is considered to be goodwill. We test for impairment at least annually at October 31st of each year and at any other time if any event occurs or circumstances change that would more likely than not reduce our enterprise value below our carrying amount. Any excess of carrying value over fair value is charged to income in the period in which impairment is determined. Our annual goodwill impairment testing on October 31, 2011 indicated no evidence that goodwill impairment had occurred as of that date. We will perform further quarterly analysis of whether any event has occurred that would more likely than not reduce our enterprise value below our carrying amounts and, if so, we will perform a goodwill impairment test between the annual dates. Any future impairment adjustment will be recognized as an expense in the period that the adjustment is identified.

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. Intangible assets include customer agreements and relationships, non-compete covenants, existing technologies and trade names. Intangible assets are amortized on a straight-line basis over their estimated useful lives. We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows.

Amortization of our intangible assets is generally recorded at the following rates:

Customer agreements and relationships	Straight-line over one-and-a-half to twenty years
Non-compete covenants	Straight-line over two to seven years
Existing technology	Straight-line over one to six years
Trade names	Straight-line over one-and-a half to fifteen years

Capital assets

Capital assets are recorded at cost. Depreciation of our capital assets is generally recorded at the following rates:

Computer equipment and software	30% declining balance
Furniture and fixtures	20% declining balance
Leasehold improvements	Straight-line over lesser of useful life or term of lease

Revenue recognition

We follow the accounting guidelines and recommendations contained in ASC Subtopic 985-605, “Software: Revenue Recognition” (“ASC Subtopic 985-605”) and ASC Topic 605, “Revenue Recognition” (“ASC Topic 605”).

We recognize revenue when it is realized or realizable and earned. We consider revenue realized or realizable and earned when there exists persuasive evidence of an arrangement, the product has been delivered or the services have been provided to the customer, the sales price is fixed or determinable and collectibility is reasonably assured. In addition to this general policy, the specific revenue recognition policies for each major category of revenue are included below.

Services Revenues - Services revenues are principally composed of the following: (i) ongoing transactional fees for use of our services and products by our customers, which are recognized as the transactions occur; (ii) professional services revenues from consulting, implementation and training services related to our services and products, which are recognized as the services are performed; and (iii) maintenance, subscription and other related revenues, which include revenues associated with maintenance and support of our services and products, which are recognized ratably over the subscription period.

License Revenues - License revenues derive from licenses granted to our customers to use our software products, and are recognized in accordance with ASC Subtopic 985-605.

We enter into arrangements from time to time that may consist of multiple deliverables which may include any combination of services, hardware and software licenses. Our typical multiple-element arrangements involve: (i) software with maintenance support services, (ii) professional services with one time set-up fees and (iii) hardware with services. For any arrangements involving multiple deliverables involving non software elements (hardware, one time set-up fees, professional services, subscription, etc.) the consideration from the arrangement is allocated to each respective element based on its relative selling price, using vendor-specific objective evidence (“VSOE”) of selling price.  In instances when we are unable to establish the selling price using VSOE, we attempt to establish selling price of each element based on acceptable third party evidence of selling price (“TPE”); however we are generally unable to reliably determine the selling price of similar competitor products or services on a stand-alone basis.  In these instances, we use our best estimate of selling price (“BESP”) in our allocation of the arrangement consideration.  The objective of BESP is to determine the price at which we would transact a sale if the product or service was sold on a stand-alone basis.  We determine BESP for each specific element in a multiple element arrangement considering multiple factors including, but not limited to, market conditions, competitive landscape, internal costs, gross margin objectives and pricing practices.

For arrangements involving multiple deliverables of software with maintenance support services, the revenue is recognized based on ASC Subtopic 985-605.  If we are unable to determine VSOE of fair value for all of the deliverables of the arrangement, but are able to obtain VSOE of fair value for all the undelivered elements, revenue is allocated using the residual method.  Under the residual method, the amount of revenue allocated to the delivered elements equals the total arrangement consideration less the aggregate fair value of any undelivered elements.  If VSOE of fair value of any undelivered software items does not exist, revenue from the entire arrangement is initially deferred and recognized at the earlier of: (i) delivery of those elements for which VSOE of fair value did not exist; or (ii) when VSOE of fair value can be established.

We evaluate the collectibility of our trade receivables based upon a combination of factors on a periodic basis. When we become aware of a specific customer’s inability to meet its financial obligations to us (such as in the case of bankruptcy filings or material deterioration in the customer’s operating results or financial position, payment experiences and existence of credit risk insurance for certain customers), we record a specific bad debt provision to reduce the customer’s related trade receivable to its estimated net realizable value. If circumstances related to specific customers change, the estimate of the recoverability of trade receivables could be further adjusted.

Government Grants

Government grants relating to costs are deferred and recognized in the income statement as a reduction of expense over the period necessary to match them with the costs that they are intended to compensate.

Research and development costs

We incur costs related to research and development of our software products. To date, we have not capitalized any development costs under ASC Subtopic 985-20, “Software: Costs of Software to Be Sold, Leased, or Marketed” (“ASC Subtopic 985-20”). Costs incurred between the time of establishment of a working model and the point where products are marketed are expensed as they are insignificant.

Stock-based compensation

We adopted ASC Topic 718, “Compensation – Stock Compensation” (“ASC Topic 718”) effective February 1, 2006 using the modified prospective application method. Accordingly, the fair value of that portion of employee stock options that is ultimately expected to vest has been amortized to expense in our consolidated statement of operations since February 1, 2006 based on the straight-line attribution method. The accounting for our various stock-based employee compensation plans is described more fully in Note 15 below.

Income taxes

We account for income taxes in accordance with ASC Topic 740, “Income Taxes” (“ASC Topic 740”). ASC Topic 740 requires the determination of deferred tax assets and liabilities based on the differences between the financial statement and income tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of a deferred tax asset is adjusted by a valuation allowance, if necessary, to recognize tax benefits only to the extent that, based on available evidence, it is more likely than not that they will be realized. In determining the valuation allowance, we consider factors by taxing jurisdiction, including our estimated taxable income, our history of losses for tax purposes, our tax planning strategies and the likelihood of success of our tax filing positions, among others. A change to any of these factors could impact the estimated valuation allowance and income tax expense.

Effective February 1, 2007, we adopted ASC Subtopic 740-10 “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“ASC Subtopic 740”) which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Subtopic 740 also provides accounting guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The accounting for ASC Subtopic 740 is described more fully in Note 17 below.

Earnings per share

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is calculated by dividing net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period. The treasury stock method is used to compute the dilutive effect of stock options.

Recently adopted accounting pronouncements

In October 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-13, “Multiple Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force” (“ASU 2009-13”). ASU 2009-13 amends ASC Subtopic 605-25 “Revenue Recognition: Multiple-Element Arrangements”. Specifically ASU 2009-13 amends the criteria for separating consideration in multiple-deliverable arrangements and establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. The guidance eliminates the use of the residual method and requires entities to allocate revenue using the relative-selling-price method. ASU 2009-13 is effective for fiscal years beginning on or after June 15, 2010, which was our fiscal year beginning February 1, 2011. The adoption of this amendment has not had a material impact on our results of operations to date.

In October 2009, the FASB issued ASU 2009-14, “Certain Revenue Arrangements That Include Software Elements” (“ASU 2009-14”). ASU 2009-14 changes the accounting model for revenue arrangements that include both tangible products and software elements. Tangible products containing both software and non-software components that function together to deliver the product’s essential functionality will no longer be within the scope of ASC Subtopic 985-605, “Software Revenue Recognition”. The entire product, including the software and non-software deliverables, will therefore be accounted for under ASC Topic 605, “Revenue Recognition”. ASU 2009-14 is effective for fiscal years beginning on or after June 15, 2010, which was our fiscal year beginning February 1, 2011. The adoption of this amendment has not had a material impact on our results of operations to date.

In January 2010, the FASB issued ASU 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC Topic 820”) to add new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The ASU also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. ASU 2010-06 is effective for the first reporting period beginning after December 15, 2009, which was our reporting period ended April 30, 2010, except for the requirement to provide the Level 3 activity of purchases, sales issuances, and settlements on a gross basis, which is effective for fiscal years beginning after December 15, 2010, which was our fiscal year beginning February 1, 2011. The adoption of ASU 2010-06, including the requirements adopted in the current period, has not had a material impact on our results of operations or disclosure to date.

In April 2010, the FASB issued ASU 2010-17, “Revenue Recognition – Milestone Method” (“ASU 2010-17”). ASU 2010-17 establishes a revenue recognition model for contingent consideration that is payable upon achievement of an uncertain future milestone. ASU 2010-17 applies to research and development arrangements and requires a milestone payment be recorded in the period received if the milestone meets all the necessary criteria to be considered substantive. However, entities will not be precluded from making an accounting policy decision to apply another appropriate accounting policy that results in the deferral of some portion of the milestone payment. ASU 2010-17 is effective for fiscal years beginning on or after June 15, 2010, which was our fiscal year beginning February 1, 2011. The adoption of this amendment has not had a material impact on our results of operations to date.

In December 2010, the FASB issued ASU 2010-29, “Disclosure of Supplementary Pro Forma Information for Business Combinations” (“ASU 2010-29”). ASU 2010-29 clarifies that a public entity presenting comparative financial statements, should disclose revenue and earnings of the combined entity as though any business combinations that occurred during the current fiscal year had occurred as of the beginning of the comparative period. In addition ASU 2010-29 also expands the supplemental pro forma disclosures under ASC Topic 805 to include a description of the nature and amount of material, non-recurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. ASU 2010-29 is effective prospectively for business combinations for acquisitions taking place in fiscal periods beginning on or after December 15, 2010, which was our fiscal year beginning February 1, 2011.The adoption of ASU 2010-29 has not had a material impact on our results of operations or disclosure to date.

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”). ASU 2011-08 permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two step goodwill impairment test described in ASC Topic 350-20 “Intangibles – Goodwill and Other: Goodwill”. ASU 2011-08 is effective for condensed and annual periods beginning after December 15, 2011, with the option of early adoption. The adoption of ASU 2011-08 has been completed for our fiscal 2012 third quarter results. The adoption of this amendment has not had a material impact on our results of operations or disclosures.

Recently issued accounting pronouncements not yet adopted

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 amends the wording used to describe many of the requirements in US GAAP for measuring fair value and for disclosing information about fair value measures. ASU 2011-04 is effective for condensed and annual periods beginning after December 15, 2011, which is our fiscal year beginning February 1, 2012. The adoption of this amendment is not expected to have a material impact on our results of operations or disclosures.

In June 2011, the FASB issued ASU 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity and requires the presentation of the statement of income and other comprehensive income consecutively. ASU 2011-05 is effective for condensed and annual periods beginning after December 15, 2011, which is our fiscal year beginning February 1, 2012. The adoption of this amendment is not expected to have a material impact on our results of operations or disclosures.

In December 2011, the FASB issued ASU 2011-12 “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”). ASU 2011-12 amends certain pending paragraphs in Update 2011-05 to allow the Board time to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in Update 2011-05 are not affected by this update. The adoption of this amendment is not expected to have a material impact on our results of operations or disclosures.

Note 3 - Acquisitions	12 Months Ended
Jan. 31, 2012
Business Combination Disclosure [Text Block]
Note 3 - Acquisitions

On June 10, 2011, we acquired privately-held Telargo Inc. (“Telargo”), a provider of telematics solutions. Telargo is a software-as-a-service (“SaaS”) provider of mobile resource management applications (“MRM”) telematics solutions that enable its clients to monitor and manage mobile assets and help fleet owners comply with various transportation regulations. The total purchase price for the acquisition was $9.3 million, including $5.0 million in cash, net of cash acquired, and $4.3 million to repay financial liabilities. We also incurred acquisition-related costs, primarily for advisory services, of $0.5 million included in other charges in our consolidated statements of operations in 2012. The gross contractual amount of trade accounts receivable acquired was $2.3 million with a fair value of $1.1 million at the date of acquisition. Our acquisition date estimate of contractual cash flows not expected to be collected is $1.2 million. We have recognized $2.4 million of revenues and a $1.3 million net loss from Telargo since the date of acquisition in our consolidated statements of operations in 2012.

During 2012, the purchase price allocation for Telargo was adjusted due to changes made to opening working capital estimates. The purchase price allocation adjustments were as follows: (i) current assets decreased by $0.2 million from $1.8 million to $1.6 million; and (ii) current liabilities increased by $0.2 million from $2.8 million to $3.0 million.

On November 2, 2011, we acquired privately-held InterCommIT BV (“InterCommIT”), a provider of business-to-business integration-as-a-service. InterCommIT is a SaaS provider of electronic data management services that enable its clients to seamlessly exchange data electronically. The total purchase price for the acquisition was $13.6 million in cash, net of cash acquired.  We also incurred acquisition-related costs, primarily for advisory services, of $0.6 million included in other charges in our consolidated statements of operations in 2012. The gross contractual amount of trade accounts receivable acquired was $1.2 million with a fair value of $1.2 million at the date of acquisition. Our acquisition date estimate of contractual cash flows not expected to be collected is nil. We have recognized $1.5 million of revenues and a $0.1 million net loss from InterCommIT since the date of acquisition in our consolidated statements of operations for 2012.

On January 20, 2012, we acquired privately-held GeoMicro, Inc. (“GeoMicro”), a leading California-based provider of advanced geographic information systems and commercial turn-by-turn navigation. GeoMicro’s platform enables advanced routing, navigation, field service, and spatial data business intelligence solutions. The total purchase price for the acquisition was $2.7 million in cash, net of cash acquired.  We also incurred acquisition-related costs, primarily for advisory services, of $0.1 million included in other charges in our consolidated statements of operations in 2012. The gross contractual amount of trade accounts receivable acquired was $0.2 million with a fair value of $0.2 million at the date of acquisition. Our acquisition date estimate of contractual cash flows not expected to be collected is nil. We have recognized $0.4 million of revenues and a $0.4 million net income from GeoMicro since the date of acquisition in our consolidated statements of operations for 2012.

The preliminary purchase price allocations for businesses we acquired during fiscal 2012, which have not been finalized, are as follows:

	GeoMicro	InterCommIT	Telargo	Total
Purchase price consideration:
Cash, excluding cash acquired related to Telargo ($201), InterCommIT ($829) and GeoMicro ($152)	2,674	13,605	5,002	21,281
Net working capital adjustments	(4)	(38)	(829)	(871)
	2,670	13,567	4,173	20,410
Allocated to:
Current assets	194	1,309	1,606	3,109
Deferred tax asset	715	4	2,344	3,063
Capital assets	29	87	381	497
Current liabilities	(672)	(510)	(3,045)	(4,227)
Deferred revenue	(559)	(410)	(893)	(1,862)
Deferred income tax liability	(987)	(2,693)	(2,441)	(6,121)
Other long term liabilities	-	(229)	(4,277)	(4,506)
Net tangible (liabilities) assumed	(1,280)	(2,442)	(6,325)	(10,047)
Finite life intangible assets acquired:
Customer agreements and relationships	364	2,367	427	3,158
Existing technology	1,746	7,806	5,749	15,301
Non-compete covenants	90	193	-	283
Trade names	51	273	-	324
Goodwill	1,699	5,370	4,322	11,391
	2,670	13,567	4,173	20,410

The Telargo, InterCommIT and GeoMicro transactions were accounted for using the acquisition method in accordance with ASC Topic 805, “Business Combinations”. The purchase price allocations in the table above represent our estimates of the allocations of the purchase price and the fair value of net assets acquired. As part of our process for determining the fair value of the net assets acquired, we engage third-party valuation specialists. The valuation of the acquired assets is preliminary, may differ from the final purchase price allocation, and these differences may be material. Revisions to the valuation will occur as additional information about the fair value of assets and liabilities becomes available. The final purchase price allocations will be completed within one year from the respective acquisition dates.

No in-process research and development was acquired in the Telargo, InterCommIT or GeoMicro transactions.

The acquired intangible assets are being amortized over their estimated useful lives as follows:

	GeoMicro	InterCommIT	Telargo
Customer agreements and relationships	4 years	6.8 years	6.1 years
Non-compete covenants	5 years	7 years	6 years
Existing technology	4 years	5.3 years	n/a
Trade names	2 years	2 years	n/a

The goodwill on the Telargo, InterCommIT and GeoMicro acquisitions arose as a result of the value of their respective assembled workforces and the combined strategic value to our growth plan. The goodwill arising from the Telargo, InterCommIT and GeoMicro acquisitions is not deductible for tax purposes.

The pro forma results of operations for the Telargo, InterCommIT and GeoMicro transactions have not been presented as they are not material to our consolidated financial statements.

On March 19, 2010, we acquired 96.17% of the outstanding shares of Zemblaz NV (NYSE Alternext Brussels: ALPTH) (formerly denominated Porthus NV, “Porthus”), a provider of global trade management solutions, at EUR 12.50 per share. Porthus’ solutions complement those of Descartes and grow our presence in the Europe, Middle East and Africa regions. The purchase price for the acquisition was $39.1 million in cash. We also incurred acquisition-related costs, primarily for brokerage and advisory services, of $1.1 million included in other charges in 2011. The gross contractual amount of trade accounts receivable acquired was $6.9 million with a fair value of $6.6 million at the date of acquisition. Our acquisition date estimate of the contractual cash flows not expected to be collected is $0.3 million. We have recognized $19.1 million of revenues and $3.9 million of net income before amortization expense of $3.9 million from Porthus since the date of acquisition in our consolidated statements of operations for 2011.

On April 16, 2010, we purchased the remaining 3.83% of the Porthus shares at EUR 12.50 per share, and all outstanding warrants at a price of EUR 12.33 per warrant issued pursuant to Porthus’ 2000 warrant plan and a price of EUR 20.76 per warrant issued pursuant to its 2001 warrant plan. The purchase price for the remaining shares and warrants was $1.8 million in cash.

The fair value of the non-controlling interest in Porthus was determined based on active market prices for the 3.83% shares not acquired as part of the March 19, 2010 acquisition. The excess of the $1.8 million purchase-price consideration when this non-controlling interest was acquired on April 16, 2010 and the fair value of the non-controlling interest in Porthus was recorded to additional paid-in capital.

During 2011, the purchase price allocation for Porthus was adjusted due to changes made to opening working capital estimates. The purchase price allocation adjustments were as follows: (i) current assets increased by $0.1 million from $14.0 million to $14.1 million; (ii) current liabilities increased by $0.6 million from $7.0 million to $7.6 million; (iii) deferred revenue increased by $0.6 million from $1.2 million to $1.8 million; (iv) deferred income tax liability decreased by $0.4 million from $6.9 million to $6.5 million; and (v) goodwill increased $0.7 million from $15.2 million to $15.9 million.

On April 19, 2010, we purchased all of the shares of privately-held 882976 Ontario Inc., doing business as Imanet (“Imanet”), a provider of enterprise and on-demand technology solutions to customs brokers, freight forwarders, exporters and self-clearing importers. Imanet’s solutions focus on enabling members of the international trade community to communicate with Canada Border Services Agency (“CBSA”). Leading customs brokers, freight forwarders and Canadian importers manage their shipments and interactions with CBSA using Imanet’s solutions. Imanet’s solutions complement Descartes’ Global Trade and Compliance solutions. The purchase price for the acquisition was $5.8 million in cash. We also incurred acquisition-related costs, primarily for advisory services, of $0.1 million included in other charges in 2011. The gross contractual amount of trade accounts receivable acquired was $0.6 million with a fair value of $0.4 million at the date of acquisition. Our acquisition date estimate of contractual cash flows not expected to be collected is $0.2 million. We have recognized $2.5 million of revenues and $0.5 million of net income before amortization expense of $0.7 million from Imanet since the date of acquisition in our consolidated statements of operations for 2011.

During 2011, the purchase price allocation for Imanet was adjusted due to changes made to opening working capital estimates and the purchase price consideration related to these net working capital adjustments. The purchase price allocation adjustments were as follows: (i) purchase price consideration was reduced by $0.1 million from $5.9 million to $5.8 million; (ii) current assets decreased by $0.1 million from $0.9 million to $0.8 million; (iii) current liabilities decreased by $0.1 million from $0.6 million to $0.5 million; and (iv) goodwill decreased $0.1 million from $2.3 million to $2.2 million.

On June 16, 2010, we acquired privately-held Belgian-based Routing International NV (“Routing International”), a developer and distributor of optimized route planning solutions. Routing International’s solutions join Descartes’ MRM 2.0 solution suite, which combines optimized real-time planning with wireless mobile technology to manage resources in motion. The purchase price for the acquisition was $3.9 million in cash. We also incurred acquisition-related costs, primarily for advisory services included in other charges in 2011, of $0.2 million. The gross contractual amount of trade accounts receivable acquired was $1.4 million with a fair value of $1.0 million at the date of acquisition. Our acquisition date estimate of contractual cash flows not expected to be collected is $0.4 million. We have recognized $1.8 million of revenues and $0.2 million of net income before amortization expense of $0.3 million from Routing International NV since the date of acquisition in our consolidated statements of operations for 2011.

During 2011, the purchase price allocation for Routing International was adjusted due to changes made to opening working capital estimates and the purchase price consideration related to these net working capital adjustments. The purchase price allocation adjustments were as follows: (i) purchase price consideration was reduced by $0.3 million from $4.2 million to $3.9 million; (ii) current assets decreased by $0.2 million from $1.9 million to $1.7 million; and (iii) goodwill decreased by $0.1 million from $2.6 million to $2.5 million.

The final purchase price allocations for businesses we acquired during the year ended January 31, 2011, are set out in the following table:

	Routing International	Imanet	Porthus	Total
Purchase price consideration:
Cash, excluding cash acquired related to Porthus ($6,282), Imanet ($146) and Routing International ($567)	4,339	5,973	39,137	49,449
Net working capital adjustments	(491)	(216)	-	(707)
	3,848	5,757	39,137	48,742
Allocated to:
Current assets	1,686	797	14,108	16,591
Current deferred tax asset	136	-	755	891
Investment in affiliate	-	-	544	544
Capital assets	62	161	1,813	2,036
Current liabilities	(719)	(471)	(7,582)	(8,772)
Deferred revenue	(956)	(245)	(1,838)	(3,039)
Deferred income tax liability	(536)	(1,115)	(6,496)	(8,147)
Other long term liabilities	(137)	(70)	(241)	(448)
Net tangible assets (liabilities) assumed	(464)	(943)	1,063	(344)
Finite life intangible assets acquired:
Customer agreements and relationships	592	2,198	10,838	13,628
Existing technology	1,168	1,984	12,053	15,205
Non-compete covenants	-	196	281	477
Trade names	-	109	822	931
Goodwill	2,552	2,213	15,878	20,643
Non-controlling interest	-	-	(1,798)	(1,798)
	3,848	5,757	39,137	48,742

The results of operations for businesses we acquired in 2011 are included in our consolidated statement of operations from the date acquired, as indicated below.

The Porthus, Imanet and Routing International transactions were accounted for using the acquisition method in accordance with ASC Topic 805, “Business Combinations”. The purchase price allocations in the table above represent our estimates of the allocations of the purchase price and the fair value of net assets acquired. As part of our process for determining the fair value of the net assets acquired, we engage third-party valuation specialists.

No in-process research and development was acquired in the Porthus, Imanet or Routing International transactions.

The acquired intangible assets are being amortized over their estimated useful lives as follows:

	Routing International	Imanet	Porthus
Customer agreements and relationships	5 years	8 years	6.5 years
Non-compete covenants	n/a	5 years	4.5 years
Existing technology	3.5 years	4 years	5 years
Trade names	n/a	3 years	1.5 years

The goodwill on the Porthus, Imanet and Routing International acquisitions arose as a result of the value of their respective assembled workforces and the combined strategic value to our growth plan. The goodwill arising from the Porthus, Imanet and Routing International acquisitions is not deductible for tax purposes.

As required by GAAP, the financial information in the table below summarizes selected results of operations on a pro forma basis as if we had acquired Porthus as of the beginning of each of the periods presented. The pro forma results of operations for the Imanet and Routing International transactions have not been included in the table below as they are not material to our consolidated financial statements. This pro forma information is for information purposes only and does not purport to represent what our results of operations for the periods presented would have been had the acquisition of Porthus occurred at the beginning of the period indicated, or to project our results of operations for any future period.

Pro forma results of operations

Year Ended	January 31,	January 31,
	2011	2010

Revenues	102,519	101,979
Net income	12,230	15,729
Earnings per share
Basic	0.20	0.28
Diluted	0.19	0.28

On February 5, 2009, we acquired the logistics business of privately-held Oceanwide Inc. in an all-cash transaction. The acquisition added more than 700 members to our Global Logistics Network™ (“GLN”) and extended our customs compliance solutions. Oceanwide’s logistics business (“Oceanwide”) is focused on a web-based, hosted software-as-a-service model. We acquired 100% of Oceanwide’s US operations and certain Canadian assets and liabilities related to the logistics business. The purchase price for this acquisition was approximately $8.9 million in cash. We also incurred acquisition-related costs, primarily for advisory services, during 2010 in the amount of $0.2 million, which are included in other charges in our consolidated statements of operations. The gross contractual amount of trade accounts receivable acquired was $1.2 million with a fair value of $1.0 million at the date of acquisition. Our acquisition date estimate of the contractual cash flows not expected to be collected is $0.2 million. We have included $6.6 million of revenues from Oceanwide since the date of acquisition in our consolidated statements of operations for 2010.

During 2010, the purchase price consideration for Oceanwide was reduced by $0.2 million from $9.1 million to $8.9 million due to changes made to opening working capital estimates. This $0.2 million purchase price adjustment was allocated as follows: (i) current assets decreased by $0.1 million from $1.8 million to $1.7 million; and (ii) current liabilities increased by $0.1 million from $1.4 million to $1.5 million.

On March 10, 2009, we acquired 100% of the outstanding shares of privately-held Scancode Systems Inc. (“Scancode”) in an all-cash transaction. Scancode provides its customers with a system that provides up-to-date rates that allow customers to both make efficient shipment decisions and comply with carrier manifesting and labeling requirements. The purchase price for this acquisition was approximately $6.3 million in cash. We also incurred acquisition-related costs, primarily for advisory services, during 2010 in the amount of $0.2 million which were included in other charges in our consolidated statements of operations. The gross contractual amount of trade accounts receivable acquired was $0.8 million with a fair value of $0.8 million at the date of acquisition. Our acquisition date estimate of the contractual cash flows not expected to be collected is $0.1 million. We have included $5.1 million of revenues from Scancode since the date of acquisition in our consolidated statements of operations for 2010.

During 2010, the purchase price consideration for Scancode was reduced by $0.1 million from $6.4 million to $6.3 million due to changes made to opening working capital estimates. This $0.1 million purchase price adjustment was allocated as follows: (i) current assets decreased by $0.5 million from $3.6 million to $3.1 million, primarily resulting from changes to the current portion of deferred income tax asset; (ii) the long-term portion of deferred revenue increased by $0.1 million from $1.4 million to $1.5 million; (iii) the long-term deferred income tax liability decreased by $0.4 million from $1.8 million to $1.4 million; and (iv) goodwill increased by $0.1 million from $3.4 million to $3.5 million.

The final purchase price allocations for the businesses we acquired during the year ended January 31, 2010, are set out in the following table:

	Oceanwide	Scancode	Total
Purchase price consideration:
Cash, excluding cash acquired related to Oceanwide ($225) and Scancode ($603)	8,990	7,698	16,688
Net working capital adjustments	(88)	(1,420)	(1,508)
	8,902	6,278	15,180
Allocated to:
Current assets	1,706	3,142	4,848
Capital assets	172	89	261
Current liabilities	(1,458)	(3,692)	(5,150)
Deferred revenue	(249)	(1,465)	(1,714)
Income tax liability	(47)	-	(47)
Deferred income tax liability	(2,058)	(1,363)	(3,421)
Net tangible liabilities assumed	(1,934)	(3,289)	(5,223)
Finite life intangible assets acquired:
Customer agreements and relationships	4,165	4,332	8,497
Non-compete covenants	104	-	104
Existing technology	2,118	1,637	3,755
Trade names	46	109	155
Goodwill	4,403	3,489	7,892
	8,902	6,278	15,180

The results of operations for the businesses that we acquired in 2010 are included in our consolidated statement of operations from the date acquired, as indicated below.

The Oceanwide and Scancode transactions were accounted for using the acquisition method in accordance with ASC Topic 805. The purchase price allocations in the table above represent our estimates of the allocations of the purchase price and the fair value of net assets acquired. As part of our process for determining the fair value of the net assets acquired, we engage third-party valuation specialists.

No in-process research and development was acquired in the Oceanwide or Scancode transactions.

The acquired intangible assets are being amortized over their estimated useful lives as follows:

	Oceanwide	Scancode
Customer agreements and relationships	5 years	8 years
Non-compete covenants	2 years	n/a
Existing technology	3 years	5 years
Trade names	2 years	2 years

The goodwill on the Oceanwide and Scancode acquisitions arose as a result of the value of their respective assembled workforces and the combined strategic value to our growth plan. Goodwill of $0.1 million that relates to our acquisition of certain of Oceanwide’s Canadian assets and liabilities is deductible for tax purposes. The goodwill arising from the acquisitions of Oceanwide’s US operations and Scancode is not deductible for tax purposes.

Supplemental pro forma information was impracticable to disclose as the pre-acquisition accounting for deferred revenues and deferred income taxes is based on estimates and assumptions that would require us to retroactively apply assumptions about management’s intent in a prior period that cannot be independently substantiated at this time and to make significant estimates about amounts that can no longer be objectively determined.

Note 4 - Cash and Cash Equivalents	12 Months Ended
Jan. 31, 2012
Cash and Cash Equivalents Disclosure [Text Block]
Note 4 – Cash and Cash Equivalents

	January 31,	January 31,
	2012	2011
Cash and cash equivalents
Cash on deposit with banks	65,547	69,644
Total cash and cash equivalents	65,547	69,644

We have operating lines of credit in Canada aggregating $3.0 million (CDN 3.0 million) as at January 31, 2012, of which nil was utilized (nil at January 31, 2011).  Borrowings under these facilities bear interest at prime based on the borrowed currency (3% on Canadian dollar borrowings and 3.25% on US dollar borrowings at January 31, 2012), are due on demand, and are secured by our investment portfolio and a general assignment of inventory and accounts receivable.

As at January 31, 2012 we have outstanding letters of credit of approximately $0.1 million (EUR 0.1 million) related to three of our leased premises ($0.1 million at January 31, 2011).

Note 5 - Trade Receivables	12 Months Ended
Jan. 31, 2012
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
Note 5 - Trade Receivables

	January 31,	January 31,
	2012	2011
Trade receivables	17,886	15,634
Less: Allowance for doubtful accounts	(732)	(1,217)
	17,154	14,417

Bad debt expense was $0.3 million for the year ended January 31, 2012 (January 31, 2011 - $0.5 million; January 31, 2010 – $0.4 million).

Note 6 - Inventory	12 Months Ended
Jan. 31, 2012
Inventory Disclosure [Text Block]
Note 6 –Inventory

	January 31,	January 31,
	2012	2011
Finished goods	413	-
	413	-

Finished goods inventory consists of hardware and related parts for mobile asset units sold. No provision for excess or obsolete inventories has been recorded for the year ended January 31, 2012.

Note 7 - Investment in Affiliate	12 Months Ended
Jan. 31, 2012
Investments in and Advances to Affiliates, Schedule of Investments [Text Block]
Note 7 - Investment in Affiliate

As part of the acquisition of Porthus, we acquired 44.4% of the outstanding shares of privately-held Desk Solutions NV (“Desk Solutions”). The investment in Desk Solutions has been accounted for under the equity method in accordance with ASC Topic 323, “Investments – Equity Method and Joint Ventures” (“ASC Topic 323”). Loss from Desk Solutions of $19,000 for the year ended January 31, 2011 is included in investment income in the consolidated statements of operations for 2011. This investment was sold in the second quarter of 2011 for proceeds of $487,000. A gain on the sale of this investment of $20,000 is included in investment income for the year ended January 31, 2011 in the consolidated statements of operations for 2011.

Note 8 - Capital Assets	12 Months Ended
Jan. 31, 2012
Property, Plant and Equipment Disclosure [Text Block]
Note 8 - Capital Assets

	January 31,	January 31,
	2012	2011
Cost
Computer equipment and software	25,746	24,257
Furniture and fixtures	1,947	1,895
Leasehold improvements	3,086	2,914
Assets under construction	2,637	-
	33,416	29,066
Accumulated amortization
Computer equipment and software	19,851	17,822
Furniture and fixtures	1,700	1,630
Leasehold improvements	2,578	2,305
	24,129	21,757
	9,287	7,309

Computer equipment and software cost includes $0.3 million of assets recorded under capital leases as of January 31, 2012 ($0.3 million as of January 31, 2011). Included within depreciation expense in our consolidated statements of operations is amortization expense from assets under capital leases of $0.1 million for the year ended January 31, 2012 (January 31, 2010 - $0.1 million).

Pursuant to ASC Topic 350-40 “Intangibles – Goodwill and Other – Internal Use Software” we have capitalized $0.6 million of costs relating to the implementation of our SAP Enterprise Resource Planning System, included in the assets under construction category.

As discussed in Note 18, other charges include $0.4 million for write-off of redundant assets for the year ended January 31, 2011. The redundant assets represent computer software from our Belgian operations, acquired as part of the Porthus acquisition, which were made redundant as we continue to integrate Porthus into our operations.

Note 9 - Goodwill	12 Months Ended
Jan. 31, 2012
Goodwill Disclosure [Text Block]
Note 9 - Goodwill

	January 31,	January 31,
	2012	2011
Balance, beginning of year	56,742	34,456
Business acquisition – Telargo	4,322	-
Business acquisition – InterCommIT	5,370	-
Business acquisition – GeoMicro	1,699	-
Business acquisition – Porthus	-	15,878
Business acquisition – Imanet	-	2,213
Business acquisition – Routing International	-	2,552
Adjustments on account of foreign exchange and prior acquisitions	(128)	1,643
Balance, end of year	68,005	56,742

The business acquisitions of Telargo, InterCommIT, GeoMicro, Porthus, Imanet and Routing International are described in Note 3 to these consolidated financial statements.

In 2012, the adjustment on account of foreign exchange and prior acquisitions includes a $0.8 million earn-out adjustment in respect of the August 17, 2007 acquisition of Global Freight Exchange Limited. Specific performance targets were met during the period ending August 17, 2011, resulting in an additional amount payable to the former owners. As this acquisition closed prior to the effective date of ASC Topic 805 (previously Statement 141(R)), this adjustment has been accrued to goodwill. No adjustments relating to the earn-out were recorded in 2011.

Note 10 - Intangible Assets	12 Months Ended
Jan. 31, 2012
Intangible Assets Disclosure [Text Block]
Note 10 - Intangible Assets

	January 31,	January 31,
	2012	2011
Cost
Customer agreements and relationships	40,851	38,264
Non-compete covenants	1,607	1,349
Existing technology	38,012	23,583
Trade names	4,115	3,849
	84,585	67,045
Accumulated amortization
Customer agreements and relationships	20,532	15,636
Non-compete covenants	1,052	951
Existing technology	13,380	7,415
Trade names	2,940	2,340
	37,904	26,342
	46,681	40,703

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. During 2012, additions to intangible assets primarily consisted of the acquisitions of Telargo, InterCommIT and GeoMicro, described in Note 3 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $46.7 million over the following periods: $12.0 million for 2013, $11.4 million for 2014, $9.3 million for 2015, $6.7 million for 2016, $5.1 million for 2017 and $2.2 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates.

We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows. No finite life intangible asset impairment has been identified or recorded in our consolidated statements of operations for any of the fiscal years presented.

Note 11 - Accrued Liabilities	12 Months Ended
Jan. 31, 2012
Accrued Liabilities [Text Block]
Note 11 - Accrued Liabilities

	January 31,	January 31,
	2012	2011
Accrued compensation and benefits	6,284	5,950
Amounts payable to former shareholders of prior acquisitions	390	391
Accrued purchase price consideration and other acquisition-related costs	792	264
Other accrued liabilities	4,781	4,737
	12,247	11,342

Note 12 - Commitments, Contingencies and Guarantees	12 Months Ended
Jan. 31, 2012
Commitments Contingencies and Guarantees [Text Block]
Note 12 - Commitments, Contingencies and Guarantees

Commitments

To facilitate a better understanding of our commitments, the following information is provided in respect of our operating and capital lease obligations:

Years Ended January 31,	Operating Leases	Capital Leases	Total
2013	3,351	62	3,413
2014	2,412	62	2,474
2015	2,024	31	2,055
2016	1,548	-	1,548
2017	801	-	801
Thereafter	1,045	-	1,045
	11,181	155	11,336

Lease Obligations

We are committed under non-cancelable operating leases for business premises, computer equipment and vehicles with terms expiring at various dates through 2020. We are also committed under non-cancelable capital leases for computer equipment expiring at various dates through 2015. The future minimum amounts payable under these lease agreements are outlined in the table above. Rental expense from operating leases was $3.6 million for the year ended January 31, 2012 (January 31, 2011 - $3.1 million; January 31, 2010 - $1.5 million).

Other Obligations

Income Taxes

We believe that it is reasonably possible that the gross unrecognized tax benefit as of January 31, 2012 could increase tax expense in the next 12 months by $4.9 million primarily relating to the underlying uncertain tax positions, relating primarily to the tax years becoming statute barred for purpose of future tax examinations by local taxing jurisdictions and the expiration of competent authority relief.

Deferred Share Unit and Restricted Share Unit Plans

As described in Note 15 to these consolidated financial statements, we maintain deferred share unit (“DSU”) and restricted share unit (“RSU”) plans for our directors and employees. Any payments made pursuant to these plans are settled in cash. As DSUs are fully vested upon issuance, the DSU liability recorded on our consolidated balance sheets is calculated as the total number of DSUs outstanding at the consolidated balance sheet date multiplied by the closing price of our common shares on the TSX at the consolidated balance sheet date. For RSUs, the units vest over time and the liability recognized at any given consolidated balance sheet date reflects only those units vested at that date that have not yet been settled in cash. As such, we had an unrecognized aggregate liability for the unvested RSUs of $1.9 million for which no liability was recorded on our consolidated balance sheet at January 31, 2012, in accordance with ASC Topic 718 “Compensation – Stock Compensation”. The ultimate liability for any payment of DSUs and RSUs is dependent on the trading price of our common shares.

Contingencies

We are subject to a variety of other claims and suits that arise from time to time in the ordinary course of our business. The consequences of these matters are not presently determinable but, in the opinion of management after consulting with legal counsel, the ultimate aggregate liability is not currently expected to have a material effect on our annual results of operations or financial position.

Product Warranties

In the normal course of operations, we provide our customers with product warranties relating to the performance of our hardware, software and network services. To date, we have not encountered material costs as a result of such obligations and have not accrued any liabilities related to such obligations on our consolidated financial statements.

Guarantees

In the normal course of business we enter into a variety of agreements that may contain features that meet the definition of a guarantee under ASC Topic 460, “Guarantees” (“ASC Topic 460”). The following lists our significant guarantees:

Intellectual property indemnification obligations

We provide indemnifications of varying scope to our customers against claims of intellectual property infringement made by third parties arising from the use of our products. In the event of such a claim, we are generally obligated to defend our customers against the claim and we are liable to pay damages and costs assessed against our customers that are payable as part of a final judgment or settlement. These intellectual property infringement indemnification clauses are not generally subject to any dollar limits and remain in force for the term of our license agreement with our customer, which license terms are typically perpetual. To date, we have not encountered material costs as a result of such indemnifications.

Other indemnification agreements

In the normal course of operations, we enter into various agreements that provide general indemnifications. These indemnifications typically occur in connection with purchases and sales of assets, securities offerings or buy-backs, service contracts, administration of employee benefit plans, retention of officers and directors, membership agreements and leasing transactions. These indemnifications that we provide require us, in certain circumstances, to compensate the counterparties for various costs resulting from breaches of representations or obligations under such arrangements, or as a result of third party claims that may be suffered by the counterparty as a consequence of the transaction. We believe that the likelihood that we could incur significant liability under these obligations is remote. Historically, we have not made any significant payments under such indemnifications.

In evaluating estimated losses for the guarantees or indemnities described above, we consider such factors as the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. We are unable to make a reasonable estimate of the maximum potential amount payable under such guarantees or indemnities as many of these arrangements do not specify a maximum potential dollar exposure or time limitation. The amount also depends on the outcome of future events and conditions, which cannot be predicted. Given the foregoing, to date, we have not accrued any liability in our financial statements for the guarantees or indemnities described above.

Note 13 - Share Capital	12 Months Ended
Jan. 31, 2012
Share Capital [Text Block]
Note 13 - Share Capital

Common Shares Outstanding

We are authorized to issue an unlimited number of our common shares, without par value, for unlimited consideration. Our common shares are not redeemable or convertible.

	January 31,	January 31,	January 31,
(thousands of shares)	2012	2011	2010
Balance, beginning of year	61,742	61,411	53,013
Shares issued:
Stock options exercised	691	331	1,227
Issue of common shares	-	-	7,171
Balance, end of year	62,433	61,742	61,411

On December 21, 2010, we announced that the TSX had approved the purchase by us of up to an aggregate of 4,997,322 common shares of Descartes pursuant to a normal course issuer bid. The purchases can occur from time to time until December 22, 2011, through the facilities of the TSX and/or the NASDAQ, if and when we consider advisable. As of January 31, 2012 there were no purchases made pursuant to this normal course issuer bid. We did not renew the normal course issuer bid in fiscal 2012.

On December 18, 2009, Descartes announced that it was making a normal course issuer bid to purchase up to 5,458,773 common shares of Descartes through the facilities of the TSX and/or NASDAQ. Descartes did not purchase any shares under the bid, which commenced on December 23, 2009 and expired on December 22, 2010.

On October 20, 2009, we closed a bought-deal public share offering in Canada which raised gross proceeds of CAD 40,002,300 (equivalent to approximately $38.4 million at the time of the transaction) from a sale of 6,838,000 common shares at a price of CAD 5.85 per share. The underwriters also exercised an over-allotment option on October 20, 2009 to purchase an additional 1,025,700 common shares (in aggregate, 15% of the offering) at CAD 5.85 per share comprised of 332,404 common shares from Descartes and 693,296 common shares from certain executive officers and directors of Descartes. Gross proceeds to us from the exercise of the over-allotment option were CAD 1,944,563 (equivalent to approximately $1.9 million at the time of the transaction). In addition, we received an aggregate of approximately CAD 1,277,648 (equivalent to approximately $1.2 million at the time of the transaction) in proceeds from certain executive officers and directors of Descartes from their exercise of employee stock options to satisfy their respective obligations under the over-allotment option.

Note 14 - Earnings Per Share	12 Months Ended
Jan. 31, 2012
Earnings Per Share [Text Block]
Note 14 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”):

Year Ended	January 31, 2012	January 31, 2011	January 31, 2010

Net income for purposes of calculating basic and diluted earnings per share	12,026	11,539	14,350
(number of shares in thousands)
Weighted average shares outstanding	62,218	61,523	55,389
Dilutive effect of employee stock options	1,182	1,365	1,048
Weighted average common and common equivalent shares outstanding	63,400	62,888	56,437
Earnings per share
Basic	0.19	0.19	0.26
Diluted	0.19	0.18	0.25

For the years ended January 31, 2012, 2011 and 2010, respectively, 15,000, 219,607 and 348,219 options were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive. Additionally, for 2012, 2011 and 2010, respectively, the application of the treasury stock method excluded 418,480, 222,500 and 1,322,109 options from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such options that are attributed to future service periods made such options anti-dilutive.

Note 15 - Stock-Based Compensation Plans	12 Months Ended
Jan. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 15 - Stock-Based Compensation Plans

We maintain stock option plans for directors, officers, employees and other service providers. Options to purchase our common shares are granted at an exercise price equal to the fair market value of our common shares on the day of the grant. This fair market value is determined using the closing price of our common shares on the TSX on the day immediately preceding the date of the grant.

Employee stock options generally vest over a five-year period starting from their grant date and expire seven years from the grant date. Directors’ and officers’ stock options generally have quarterly vesting over a three- to five-year period. We issue new shares from treasury upon the exercise of a stock option.

As of January 31, 2012, we had 2,973,251 stock options granted and outstanding under our shareholder-approved stock option plan and 212,218 remained available for grant. In addition, we had 14,000 stock options outstanding not approved by shareholders.

Total estimated stock-based compensation expense recognized under ASC Topic 718 related to all of our stock options was included in our consolidated statement of operations as follows:

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010
Cost of revenues	110	73	172
Sales and marketing	251	229	815
Research and development	308	130	374
General and administrative	544	644	2,010
Effect on net income	1,213	1,076	3,371

Differences between how GAAP and applicable income tax laws treat the amount and timing of recognition of stock-based compensation expense may result in a deferred tax asset. We have recorded a valuation allowance against any such deferred tax asset except for $0.5 million recognized in the United States ($0.3 million at January 31, 2011). We realized a nominal tax benefit in connection with stock options exercised during 2012.

As of January 31, 2012, $1.0 million of total unrecognized compensation costs, net of forfeitures, related to unvested awards is expected to be recognized over a weighted average period of 1.3 years. The total fair value of stock options vested during 2012 was $1.1 million.

The fair value of stock option grants is estimated using the Black-Scholes option-pricing model. Expected volatility is based on historical volatility of our common stock and other factors. The risk-free interest rates are based on the Government of Canada average bond yields for a period consistent with the expected life of the option in effect at the time of the grant. The expected option life is based on the historical life of our granted options and other factors.

Assumptions used in the Black-Scholes model were as follows:

Year Ended	January 31, 2012		January 31, 2011	January 31, 2010
	Weighted-Average	Range	Weighted-Average	Range	Weighted-Average	Range
Expected dividend yield (%)	-	-	-	-	-	-
Expected volatility (%)	33.6	N/A	37.3	34.6 to 37.9	43.3	42.7 to 43.5
Risk-free rate (%)	2.4	N/A	2.5	1.8 to 2.6	2.0	1.9 to 2.3
Expected option life (years)	5	N/A	5	5	5	5

A summary of option activity under all of our plans is presented as follows:

	Number of Stock Options Outstanding	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value (in millions)
Balance at January 31, 2011	3,760,153	$4.06
Granted	284,534	$6.38
Exercised	(691,025)	$2.49
Forfeited	(182,854)	$5.70
Expired	(183,557)	$12.42
Balance at January 31, 2012	2,987,251	$3.97	2.9	11.7

Vested or expected to vest at January 31, 2012	2,886,231	$3.96	2.9	11.6

Exercisable at January 31, 2012	2,304,713	$3.70	2.4	9.6

The weighted average grant-date fair value of options granted during 2012, 2011 and 2010 was $2.18, $2.27, and $1.26 per option, respectively. The total intrinsic value of options exercised during 2012, 2011 and 2010 was approximately $2.9 million, $1.0 million and $3.5 million, respectively.

Options outstanding and options exercisable as at January 31, 2012 by range of exercise price are as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Weighted Average Exercise Price	Number of Stock Options	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number of Stock Options
$2.41 – $2.77	$2.53	344,340	0.3	$2.53	344,340
$3.06– $3.78	$3.31	1,286,531	3.4	$3.30	1,005,829
$4.08 – $4.94	$4.40	922,900	1.9	$4.40	883,150
$6.19 – $7.03	$6.24	433,480	5.8	$6.25	71,394
	$3.97	2,987,251	2.9	$3.70	2,304,713

A summary of the status of our unvested stock options under our shareholder-approved stock option plan and stock option plans not approved by shareholders as of January 31, 2012 is presented as follows:

	Number of Stock Options Outstanding	Weighted- Average Grant-Date Fair Value per Share
Balance at January 31, 2011	1,129,366	$1.60
Granted	284,534	$2.18
Vested	(570,008)	$1.87
Forfeited	(161,354)	$2.09
Balance at January 31, 2012	682,538	$1.89

Deferred Share Unit Plan

Our board of directors adopted a deferred share unit plan effective as of June 28, 2004 pursuant to which non-employee directors are eligible to receive grants of deferred share units (“DSUs”), each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the grant date. The plan allows each director to choose to receive, in the form of DSUs, all, none or a percentage of the eligible director’s fees which would otherwise be payable in cash. If a director has invested less than the minimum amount of equity in Descartes, as prescribed from time to time by the board of directors (currently $80,000), then the director must take at least 50% of the base annual fee for serving as a director (currently $30,000) in the form of DSUs. Each DSU fully vests upon award but is distributed only when the director ceases to be a member of the board of directors. Vested units are settled in cash based on our common share price when conversion takes place.

A summary of activity under our DSU plan is as follows:

Number of DSUs Outstanding
Balance at January 31, 2011	106,383
Granted	16,742
Settled in cash	(39,065)
Balance at January 31, 2012	84,060

As at January 31, 2012, the total number of DSUs held by participating directors was 84,060, representing an aggregate accrued liability of $0.7 million ($0.7 million at January 31, 2011). The fair value of the DSU liability is based on the closing price of our common shares at the balance sheet date. The total compensation cost related to DSUs recognized in our consolidated statements of operations was approximately $0.1 million, $0.1 million and $0.3 million for 2012, 2011 and 2010, respectively.

Restricted Share Unit Plan

Our board of directors adopted a restricted share unit plan effective as of May 23, 2007 pursuant to which certain of our employees and outside directors are eligible to receive grants of restricted share units, each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the date of the grant. The RSUs generally vest based on continued employment and have annual vesting over three- to five-year periods. Vested units are settled in cash based on our common share price when conversion takes place, which is within 30 days following a vesting date and in any event prior to December 31st of the calendar year of a vesting date.

A summary of activity under our RSU plan is as follows:

	Number of RSUs Outstanding	Weighted- Average Remaining Contractual Life (years)
Balance at January 31, 2011	413,235
Granted	284,801
Vested and settled in cash	(293,529)
Forfeited	(18,867)
Balance at January 31, 2012	385,640	1.8

Vested at January 31, 2012	20,144	-

Unvested at January 31, 2012	365,496	1.8

We have recognized the compensation cost of the RSUs ratably over the service/vesting period relating to the grant and have recorded an aggregate accrued liability of $1.2 million at January 31, 2012 ($1.1 million at January 31, 2011). As at January 31, 2012, the unrecognized aggregate liability for the unvested RSUs was $1.9 million ($1.7 million at January 31, 2011). The fair value of the RSU liability is based on the closing price of our common shares at the balance sheet date. The total compensation cost related to RSUs recognized in our consolidated statements of operations was approximately $1.5 million, $1.5 million and $0.9 million for 2012, 2011 and 2010, respectively.

Note 16 - Employee Pension Plans	12 Months Ended
Jan. 31, 2012
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note 16 - Employee Pension Plans

We maintain various defined contribution benefit plans for our Canadian, American and British employees. While the specifics of each plan are different in each country, we contribute an amount related to the level of employee contributions. These contributions are subject to maximum limits and vesting provisions, and can be discontinued at our discretion. The pension costs were $0.6 million in 2012 (January 31, 2011 - $0.5 million; January 31, 2010 - $0.3 million), of which $0.3 million was payable at January 31, 2012 ($0.2 million at January 31, 2011).

Note 17 - Income Taxes	12 Months Ended
Jan. 31, 2012
Income Tax Disclosure [Text Block]
Note 17 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010

Canada	17,225	5,045	489
United States	87	5,380	6,962
Other countries	(1,922)	(2,492)	(726)
	15,390	7,933	6,725

Income tax expense (recovery) is incurred in the following jurisdictions:

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010
Current income tax expense (recovery)
Canada	605	487	(75)
United States	295	311	794
Other countries	538	(521)	136
	1,438	277	855
Deferred income tax expense (recovery)
Canada	4,230	(3,245)	(2,126)
United States	(2,515)	4,831	(7,004)
Other countries	211	(5,469)	650
	1,926	(3,883)	(8,480)
	3,364	(3,606)	(7,625)

In 2012, our income tax expense was primarily impacted by a change in valuation allowance and other tax estimates in the United States which reduced our deferred income tax expense by $1.8 million, and a change in the valuation allowance in the Netherlands which increased deferred income tax expense by $0.7 million.  In 2011, our income tax recovery was impacted by the release of valuation allowance in the Netherlands and United Kingdom. This recovery was partially offset by the net of (i) amendments to the prior-period United States tax returns which resulted in a reduction of prior year tax loss carryforwards; (ii) taxation of unrealized foreign exchange losses in Sweden; (iii) an adjustment to the calculation of the United States tax loss carryforwards; (iv) the revised treatment of non-deductible acquisition-related costs; (v) charging of the tax effect of gains and losses included in other comprehensive income directly to other comprehensive income; (vi) a change in the uncertain tax positions; (vii) the revised treatment of certain assets as permanent differences rather than temporary differences; (viii) the recognition of the Ontario harmonization tax credit and similarly the change in the rate applied for taxation of future scientific research and experimental development credits; and (ix) the adjustment to deferred tax assets set up in Canada related to the writedown of assets not currently deductible. In 2011, items (i) through (ix) resulted in a $0.9 million, $0.3 million and $0.1 million decrease in deferred income tax expense in Canada, Sweden and the Netherlands, respectively, and a $2.1 million increase in deferred income tax expense in the United States. These items also resulted in a $0.4 million and $0.2 million decrease in current income tax expense in Sweden and the United States, respectively.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2012	2011
Assets
Accruals not currently deductible	3,538	2,772
Accumulated net operating losses	48,027	55,769
Corporate minimum taxes	1,312	1,276
Difference between tax and accounting basis of capital assets	13,099	12,237
Writedown of assets not currently deductible	1,053	1,055
Research and development and other tax credits and expenses	4,659	4,472
Expenses of public offerings	261	482
Other timing differences	599	257
Total deferred income tax assets	72,548	78,320
Liabilities
Difference between tax and accounting basis of intangible assets	(3,410)	(6,529)
Uncertain tax positions incurred in loss years	(1,230)	(1,372)
Total deferred income tax liabilities	(4,640)	(7,901)
Net deferred income taxes	67,908	70,419
Valuation allowance	(33,963)	(32,562)
Net deferred income taxes, net of valuation allowance	33,945	37,857

Deferred income tax assets – current	12,420	11,457
Deferred income tax assets – non-current	31,279	34,667
Deferred income tax liabilities – non-current	(9,754)	(8,267)
Net deferred income taxes, net of valuation allowance	33,945	37,857

The measurement of a deferred tax asset is adjusted by a valuation allowance, if necessary, to recognize tax benefits only to the extent that, based on available evidence, it is more likely than not that they will be realized. In determining the valuation allowance, we consider factors by taxing jurisdiction, including our estimated taxable income, our history of losses for tax purposes, our tax planning strategies and the likelihood of success of our tax filing positions, among others. A change to any of these factors could impact the estimated valuation allowance and income tax expense. Based on the weight of positive and negative evidence regarding recoverability of our deferred tax assets, we have recorded a valuation allowance for $33.9 million ($32.6 million at January 31, 2011) of our net deferred tax assets of $67.9 million ($70.4 million at January 31, 2011), resulting in a total net deferred tax asset of $33.9 million at January 31, 2012 ($37.9 million at January 31, 2011).

As at January 31, 2012, we had not accrued for Canadian income taxes and foreign withholding taxes applicable to approximately $32.5 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. The potential amount of unrecognized deferred Canadian income tax liabilities and foreign withholding and income tax liabilities on the unremitted earnings and foreign exchange gains is not currently practicably determinable.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010
Combined basic Canadian statutory rates	28.1%	30.7%	32.9%

Income tax expense based on the above rates	4,325	2,436	2,214
Increase (decrease) in income taxes resulting from:
Permanent differences including amortization of intangibles	586	(2,198)	3,388
Effect of differences between Canadian and foreign tax rates	(275)	695	724
Effect of rate reductions on current year timing differences	(228)	659	-
Prior year adjustments and change in estimates	(1,242)	(59)	(11)
Application of research and development tax credits	-	-	(30)
Increases (decreases) in tax reserves	734	(149)	-
Valuation allowance	(864)	(5,241)	(14,162)
Deferral of tax charges	197	197	197
Other	131	54	55
Income tax expense (recovery)	3,364	(3,606)	(7,625)

We have income tax loss carryforwards which expire as follows:

Expiry year	Canada	United States	EMEA	Asia Pacific	Total
2013	-	-	4,261	773	5,034
2014	-	-	3,469	435	3,904
2015	-	-	1,106	-	1,106
2016	-	-	776	22	798
2017	-	-	-	1,116	1,116
Thereafter	28,783	30,708	81,203	18,454	159,148
	28,783	30,708	90,815	20,800	171,106

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	January 31,	January 31,	January 31,
	2012	2011	2010
Unrecognized tax benefits, beginning of year	4,246	5,168	4,778
Gross (decreases) increases – tax positions in prior periods	42	(1,368)	47
Gross increases – tax positions in the current period	1,010	874	397
Lapsing of statutes of limitations	(441)	(428)	(54)
Unrecognized tax benefits, end of year	4,857	4,246	5,168

We expect that the unrecognized tax benefits will increase within the next 12 months due to uncertain tax positions expected to be taken, although at this time a reasonable estimate of the possible increase cannot be made. Of the $4.9 million of unrecognized tax benefits at January 31, 2012, approximately $3.3 million would impact the effective income tax rate if recognized.

Consistent with our historical financial reporting, we recognize accrued interest and penalties related to unrecognized tax benefits in general and administrative expense. As at January 31, 2012 and January 31, 2011, the unrecognized tax benefits have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to Audit
Tax Jurisdiction
United States Federal	2008 and prior
Canada	2003 and prior
United Kingdom	2008 and prior
Sweden	2005 and prior

Note 18 - Other Charges	12 Months Ended
Jan. 31, 2012
Other Charges [Text Block]
Note 18 - Other Charges

Other charges are primarily comprised of charges related to certain restructuring initiatives which have been undertaken from time to time under various restructuring plans. Other charges also include acquisition-related costs with respect to completed and prospective acquisitions. Acquisition-related costs primarily include advisory services, brokerage services and administrative costs. In 2011, other charges also included $0.4 million related to the write-off of certain computer software assets, acquired as part of the Porthus acquisition. These assets became redundant during the year ended January 31, 2011 due to the integration of Porthus into our operations.

Other charges included in our consolidated statements of operations are as follows:

	January 31,	January 31,	January 31,
	2012	2011	2010
Fiscal 2012 restructuring plan	353	-	-
Restructuring related to fiscal 2012 acquisitions	60	-	-
Fiscal 2011 restructuring plan	97	866	-
Restructuring related to fiscal 2011 acquisitions	22	1,011	-
Fiscal 2010 restructuring plan	-	156	754
Acquisition-related costs	1,599	1,545	861
Write-off of redundant assets	-	417	-
	2,131	3,995	1,615

Fiscal 2012 Restructuring Plan

In the fourth quarter of 2012, management approved and began to implement the fiscal 2012 restructuring plan to reduce operating expenses and increase operating margins. To date $0.4 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges and office closure costs. This plan is complete with expected remaining office closure costs of $0.1 million to $0.2 million to be expensed in 2013.

The following table shows the changes in the restructuring provision for the fiscal 2012 restructuring plan.

	Workforce Reduction	Office Closure Costs	Total
Balance at January 31, 2011	-	-	-
Accruals and adjustments	314	39	353
Cash draw downs	(305)	(20)	(325)
Balance at January 31, 2012	9	19	28

Restructuring Related to Fiscal 2012 Acquisitions

As described in Note 3 to these consolidated financial statements, we completed three acquisitions during the year ended January 31, 2012. As these acquisitions were completed, management approved and began to implement restructuring plans to integrate and streamline operations. To date $0.1 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges. This plan is complete with only the remaining provision below as payable.

The following table shows the changes in the restructuring provision for restructuring related to fiscal 2012 acquisitions.

Workforce Reduction
Balance at January 31, 2011	-
Accruals and adjustments	60
Cash draw downs	(51)
Balance at January 31, 2012	9

Fiscal 2011 Restructuring Plan

In the first quarter of 2011, management approved and began to implement the fiscal 2011 restructuring plan to reduce operating expenses and increase operating margins. To date $1.0 million has been recorded within other charges, with $0.1 million in 2012, in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges, office closure costs and network consolidation costs. This plan is complete with no further expected costs.

The following table shows the changes in the restructuring provision for the fiscal 2011 restructuring plan.

	Workforce Reduction	Office Closure Costs	Network Consolidation Costs	Total
Balance at January 31, 2010	-	-	-	-
Accruals and adjustments	690	142	34	866
Cash draw downs	(380)	(123)	(34)	(537)
Balance at January 31, 2011	310	19	-	329
Accruals and adjustments	(2)	8	91	97
Cash draw downs	(308)	(27)	(91)	(426)
Balance at January 31, 2012	-	-	-	-

Restructuring Related to Fiscal 2011 Acquisitions

As described in Note 3 to these consolidated financial statements, we completed three acquisitions during the year ended January 31, 2011. As these acquisitions were completed, management approved and began to implement restructuring plans to integrate and streamline operations. To date $1.0 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges and network consolidation costs. This plan is complete with no further expected costs.

The following table shows the changes in the restructuring provision for restructuring related to fiscal 2011 acquisitions.

	Workforce Reduction	Network Consolidation Costs	Total
Balance at January 31, 2010	-	-	-
Accruals and adjustments	823	188	1,011
Cash draw downs	(765)	(184)	(949)
Balance at January 31, 2011	58	4	62
Accruals and adjustments	(13)	35	22
Cash draw downs	(45)	(39)	(84)
Balance at January 31, 2012	-	-	-

Fiscal 2010 Restructuring Plan

In the first quarter of 2010, management approved and began to implement the fiscal 2010 restructuring plan to reduce operating expenses and increase operating margins. To date $0.9 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges, office closure costs and network consolidation costs. This plan is complete with only the remaining provision below as payable.

The following table shows the changes in the restructuring provision for the fiscal 2010 restructuring plan.

	Workforce Reduction	Office Closure Costs	Network Consolidation Costs	Total
Balance at January 31, 2010	95	27	-	122
Accruals and adjustments	100	-	56	156
Cash draw downs	(168)	(27)	(56)	(251)
Noncash draw downs and foreign exchange	2	-	-	2
Balance at January 31, 2011	29	-	-	29
Accruals and adjustments	-	-	-	-
Cash draw downs	-	-	-	-
Noncash draw downs and foreign exchange	-	-	-	-
Balance at January 31, 2012	29	-	-	29

Note 19 - Segmented Information	12 Months Ended
Jan. 31, 2012
Segment Reporting Disclosure [Text Block]
Note 19 - Segmented Information

We review our operating results, assess our performance, make decisions about resources, and generate discrete financial information at the single enterprise level. Accordingly, we have determined that we operate in one business segment providing logistics technology solutions. The following tables provide our segmented revenue information by geographic location of customer and revenue type:

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010
Revenues
United States	48,602	44,903	44,544
Canada	15,051	12,960	9,167
Americas, excluding Canada and United States	1,196	958	789
Belgium	19,319	17,705	1,450
EMEA, excluding Belgium	24,515	19,149	14,249
Asia Pacific	5,307	3,500	3,569
	113,990	99,175	73,768

Year Ended	January 31,	January 31,	January 31,
	2012	2011	2010
Revenues
Services	105,645	93,684	69,590
Licenses	8,345	5,491	4,178
	113,990	99,175	73,768

Services revenues are composed of the following: (i) ongoing transactional and/or subscription fees for use of our services and products by our customers; (ii) professional services revenues from consulting, implementation and training services related to our services and products; and (iii) maintenance and other related revenues, which include revenues associated with maintenance and support of our services and products. License revenues derive from licenses granted to our customers to use our software products.

The following table provides our segmented information by geographic area of operation for our long-lived assets. Long-lived assets represent capital assets, goodwill and intangibles that are attributed to individual geographic segments.

	January 31,	January 31,
	2012	2011
Total long-lived assets
United States	43,312	31,666
Canada	24,926	25,908
Belgium	36,581	43,055
EMEA, excluding Belgium	19,148	4,120
Asia Pacific	6	5
	123,973	104,754